BISHOP STREET FUNDS
Supplement dated December 7, 2007
to the
Class A Shares Prospectus dated April 30, 2007
This supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with the Class A Shares Prospectus.
The following paragraphs replace the first paragraph under the heading “Portfolio Managers” on page 7 of the prospectus:
Jennifer Carias, Bishop Street Capital Management, serves as co-portfolio manager of both the Hawaii Municipal Bond Fund. Ms. Carias, serving in various capacities with the Adviser and/or its affiliates since 1971, has ten years of investment experience and holds a B.A. from Chaminade University.
Stephanie M. Chun, Bishop Street Capital Management, Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. She brings over six years of direct experience managing taxable and tax-exempt fixed income portfolios for both institutions and high-net worth individuals, having previously served as a vice president and portfolio manager at Oakwood Capital Management, LLC, a Los Angeles-based investment adviser. She holds a B.A. in Economics from the University of California, Irvine and is an M.B.A. candidate at the Marshall School of Business at the University of Southern California.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
BSF-SU-012-0100

BISHOP STREET FUNDS
Supplement dated December 7, 2007
to the
Class I Shares Prospectus dated April 30, 2007
This supplement provides new and additional information beyond that contained in the Class I Shares Prospectus and should be read in conjunction with the Class I Shares Prospectus.
The following paragraphs replace the first and second paragraphs under the heading “Portfolio Managers” on page 17 of the prospectus:
Jennifer Carias, Bishop Street Capital Management, serves as co-portfolio manager of both the Hawaii Municipal Bond Fund and the High Grade Income Fund. Ms. Carias, serving in various capacities with the Adviser and/or its affiliates since 1971, has ten years of investment experience and holds a B.A. from Chaminade University.
Stephanie M. Chun, Bishop Street Capital Management, Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. She brings over six years of direct experience managing taxable and tax-exempt fixed income portfolios for both institutions and high-net worth individuals, having previously served as a vice president and portfolio manager at Oakwood Capital Management, LLC, a Los Angeles-based investment adviser. She holds a B.A. in Economics from the University of California, Irvine and is an M.B.A. candidate at the Marshall School of Business at the University of Southern California.
Michael K. Hirai, Bishop Street Capital Management, serves as co-portfolio manager of the High Grade Income Fund. Mr. Hirai joined the Adviser in 2004 and currently serves as President and Chief Investment Officer. Mr. Hirai has over 23 years of investment experience and last served from 2000 to 2004 as Chairman and Director of Fixed Income of CIC/HCM Asset Management.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
BSF-SU-013-0100